[GRAPHIC OMITTED]
                                                                Please vote now.







Massachusetts Investors Trust




You recently received a ballot solicitation for Massachusetts Investors Trust, requesting your vote on a number of issues affecting your investment. We have not yet received your vote.

Proxy mailings are a fund expense, so are follow-up solicitations and mailings. Please vote now and save your fund the expense of additional solicitations and mailings.


It's easy to vote, just use one of the following methods.

o        By fax
         Fax your completed proxy ballot toll free to 1-800-733-1885 anytime.

o        By mail
         Complete your proxy card, and return it in the enclosed postage-paid envelope.


If you have already voted, thank you. If not, your ballot should be received before December 5, 2001.


Please vote now. Your vote is important. Thank you for your participation.




                                                                October 22, 2001

(C)2001 MFS Investment Management(R).
MFS(R)investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                                   MIT-REG

[GRAPHIC OMITTED]
                                                                Please vote now.




Massachusetts Investors Trust



You recently received a ballot solicitation for Massachusetts Investors Trust, requesting your vote on a number of issues affecting your investment. We have not yet received your vote.

Proxy mailings are a fund expense, so are follow-up solicitations and mailings. Please vote now and save your fund the expense of additional solicitations and mailings.

There are four easy ways to vote.

1.        By phone
          Call toll free 1-888-832-5695. Representatives are available to answer questions and take your vote Monday through Friday from 9 a.m. to 11 p.m. and Saturday from 12 p.m. to 6 p.m. Eastern time.

2.        By Internet
          Go to www.proxyvote.com anytime, and enter the control number on your proxy card.

3.        By touch-tone phone
          Call toll free 1-800-690-6903 anytime, and follow the instructions. Be sure to have your proxy card available when you call.

4.        By mail
          Complete your proxy card, and return it in the enclosed postage-paid envelope.


If you have already voted, thank you. If not, your ballot should be received before December 5, 2001.


Please vote now. Your vote is important. Thank you for your participation.



                                                                October 22, 2001

(C)2001 MFS Investment Management(R).
MFS(R)investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                                 MIT-NOBO

[GRAPHIC OMITTED]
                                                                Please vote now.




Massachusetts Investors Trust


You recently received a ballot solicitation for Massachusetts Investors Trust, requesting your vote on a number of issues affecting your investment. We have not yet received your vote.

Proxy mailings are a fund expense, so are follow-up solicitations and mailings. Please vote now and save your fund the expense of additional solicitations and mailings.


There are three easy ways to vote.

1.       By Internet
         Go to www.proxyvote.com anytime, and enter the control number on your proxy card.

2.       By touch-tone phone
         Call toll free 1-800-690-6903 anytime, and follow the instructions. Be sure to have your proxy card available when you call.

3.       By mail
         Complete your proxy card, and return it in the enclosed postage-paid envelope.


If you have already voted, thank you. If not, your ballot should be received before December 5, 2001.


Please vote now. Your vote is important. Thank you for your participation.




                                                                October 22, 2001

(C)2001 MFS Investment Management(R).
MFS(R)investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                                   MIT-OBO

                                  SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [ X ]
Filed by a party other than the Registrant
Check the appropriate box:  [   ] Preliminary Proxy Statement
                            [   ] Confidential for Use of the Commission Only
                                   as permitted by Rule 14a-6(e)(2))
                            [   ] Definitive Proxy Statement
                            [ X ] Definitive Additional Materials
                            [   ] Soliciting Material Pursuant to Rule 14a-11(c)
                                   or Rule 14a-12

Massachusetts Investors Trust (File Nos. 2-11401 and 811-203)
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
       [ X ] No fee required

       [   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
             and 0-11.

       (1)   Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
       (2)   Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
       (3)   Per unit price or other underlying value of transaction
             computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
       (4)   Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
       (5)   Total Fee Paid:
--------------------------------------------------------------------------------
       [   ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
       [   ] Check box if any part of the fee is offset as provided by
             Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)   Amount previously paid:
--------------------------------------------------------------------------------
       (2)   Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
       (3)   Filing Party:
--------------------------------------------------------------------------------
       (4)   Date Filed:
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

                           MFS INVESTMENT MANAGEMENT
             500 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02116-3741
                                 (617) 954-5000





                                        November 2, 2001

VIA EDGAR
Securities and Exchange Commission
Division of Investment Management
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC  20549

     Re:  Massachusetts Investors Trust (File Nos. 2-11401 and 811-203)

Ladies and Gentlemen:

     We enclose herewith pursuant to rule 20a-1 under the Investment Company Act of 1940, as amended, and Rule 14a-6(b) under the Securities Exchange Act of 1934, as amended (the "1934 Act"), a definitive copy of additional solicitation materials mailed to shareholders with respect to Special Meetings of Shareholders of the Trusts adjourned until December 5, 2001.

     If you have any questions, please do not hesitate to call the undersigned at (617) 954-5047.

                                        Sincerely,



                                        JAMES F. DESMARAIS
                                        James F. DesMarais
                                        Assistant General Counsel

JFD/bjn
Enclosures